SUPPLEMENT DATED AUGUST 13, 2025

TO

PROSPECTUS DATED APRIL 29, 2011, AS SUPPLEMENTED

FOR

MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains important information about changes to your Contract. Please read and retain it for future reference.

Effective on or about September 22, 2025, the fee will increase for both single and joint life coverage under the Income Riser III, Income Maximizer and Income Maximizer Plus optional living benefits that were available at the time you purchased your Contract. The new fees are listed below.

Income Riser III and Income Maximizer:

	Quarterly Fee	Annual Fee
Single-life:	0.35%	1.40%
Joint-life:	0.40%	1.60%

Income Maximizer Plus:

	Quarterly Fee	Annual Fee
Single-life:	0.3875%	1.55%
Joint-life:	0.4375%	1.75%

The fee increase will be applied beginning with the first quarterly fee deduction after the new fees take effect.

PLEASE NOTE: As stated in the prospectus for your Contract:

•

The Company has reserved the right to change the percentage used to calculate the living benefit rider fee at any time, but in no event will the rate ever exceed the maximum of 1.95% for joint-life coverage or 1.75% for single-life coverage. (see prospectus as follows: FEES AND EXPENSES, footnote 7 to the section captioned Charges for Optional Living Benefits, CONTRACT CHARGES - Charges for Optional Benefits, and OPTIONAL LIVING BENEFITS - Important Considerations: 3. The cost of the Living Benefit, and Costs of Living Benefits in the prospectus),

•	If, at any time, the Company changes the fee, you may elect to cancel your living benefit and no longer pay the fee.

•	If you cancel your living benefit, all benefits and fees associated with the living benefit will cease.

•	If you cancel your living benefit, it cannot be reinstated.

•	We will not refund the fees you have already paid for your living benefit.

•	You cannot switch the coverage under your living benefit, from joint-life to single-life or vice versa.

Accordingly, the changes described below are made to the Prospectus:

CONTRACT CHARGES

The table under the sub-heading “Charges for Optional Benefits” is deleted in its entirety and replaced with the following:

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.40%	1.75%	1.60%	1.95%
Income Maximizer	1.40%	1.75%	1.60%	1.95%
Income Maximizer Plus	1.55%	1.75%	1.75%	1.95%

OPTIONAL LIVING BENEFITS

The table under the sub-heading “Costs of Living Benefits” is deleted in its entirety and replaced with the following:

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.35%	1.40%	0.4375%	1.75%	0.40%	1.60%	0.4875%	1.95%
SIM	0.35%	1.40%	0.4375%	1.75%	0.40%	1.60%	0.4875%	1.95%
SIM Plus	0.3875%	1.55%	0.4375%	1.75%	0.4375%	1.75%	0.4875%	1.95%

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE